EXHIBIT 99.1

                              FINANCIAL SUPPLEMENT

                           THE PHOENIX COMPANIES, INC.

                                 June 30, 2004

                   ADD VALUE TO WEALTH.(SM) [LOGO]PHOENIX(R)

THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE
FIRM                                                  ANALYST
A.G. Edwards & Sons, Inc.                             J. Jeffrey Hopson
Credit Suisse First Boston (CSFB)                     Tom Gallagher
Deutsche Bank North America                           Vanessa Wilson
Dowling & Partners Securities, LLC                    Len Savage
Fox-Pitt, Kelton, Inc.                                Jonathan Joseph
Friedman, Billings, Ramsey & Co.                      Stewart Johnson
JP Morgan                                             Jimmy Bhullar
Keefe Bruyette & Woods, Inc.                          Jukka Lipponen
Langen McAlenney                                      Robert Glasspiegel
Lehman Brothers                                       Eric Berg
Merrill Lynch                                         Edward A. Spehar
Morgan Stanley                                        Nigel Dally
UBS                                                   Andrew Kligerman

SHAREHOLDER INFORMATION

SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.25 percent equity units are traded on the NYSE under the symbol "PNX PrA." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."

TRANSFER AGENT AND REGISTRAR
For information or assistance regarding your account, please contact our transfer agent and registrar:
The Phoenix Companies, Inc. C/O The Bank of New York, Shareholder Relations, P.O. Box 11258, New York, NY 10286-1258

Toll-free: 1-800-490-4258   TTY 1-888-269-5221
Fax: 1-212-815-2777, e-mail: pnxshareholders@bankofny.com
Web: www.stockbny.com

FOR MORE INFORMATION
To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at PhoenixWealthManagement.com or contact our Investor Relations Department at:

                     The Phoenix Companies, Inc.
                     Investor Relations
                     One American Row
                     P.O. Box 5056, Hartford, CT  06102-5056
                     Phone: 1-860-403-7100
                     Fax: 1-860-403-7880
                     e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to net income presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix considers total segment income in evaluating its financial performance. See page 2, Income Statement, for a reconciliation of these measures. Total segment income is an internal performance measure considered by Phoenix in the management of its operations, including its compensation plans and budgeting and planning processes. In addition, management believes that total segment income provides additional insight into the underlying trends in Phoenix's operations.

Total segment income represents net income from continuing operations (which is a GAAP measure) before realized investment gains and losses, and certain other items.

* Net realized investment gains and losses are excluded from segment income because their size and timing are frequently subject to our discretion.

* Certain other items are excluded from segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                              JUNE 2004 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------


FINANCIAL HIGHLIGHTS........................................................  1
INCOME STATEMENT............................................................  2
LIFE AND ANNUITY EARNINGS SUMMARY...........................................  4
   VARIABLE UNIVERSAL LIFE..................................................  6
   UNIVERSAL LIFE / INTEREST SENSITIVE......................................  8
   LIFE AND PRIVATE PLACEMENT SALES......................................... 10
   ANNUITIES................................................................ 12
   ANNUITIES - NET FLOWS AND FUNDS UNDER MANAGEMENT......................... 14
   SUPPLEMENTARY LIFE AND ANNUITY INFORMATION............................... 16
ASSET MANAGEMENT............................................................ 18
ASSET MANAGEMENT - NET FLOWS AND ASSETS UNDER MANAGEMENT.................... 20
VENTURE CAPITAL SEGMENT..................................................... 22
CORPORATE AND OTHER......................................................... 24
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT.............................. 26
CONSOLIDATING SECOND QUARTER 2004 INCOME STATEMENT.......................... 28
CONDENSED CONSOLIDATED BALANCE SHEET........................................ 29
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY................................ 30
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS........................... 31
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES........................ 32

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
SECOND QUARTER 2004 (UNAUDITED)
(amounts in millions, except per share data)

BALANCE SHEET INFORMATION
For the Period Ended:                                                                             December 31,
                                                              YTD June     ---------------------------------------------------------
                                                                2004           2003           2002           2001           2000
                                                            ------------   ------------   ------------   ------------   ------------
General Account Invested Assets                             $  17,079.5    $  17,229.2    $  16,812.8    $  14,411.4    $  12,594.3
Separate Account Assets                                         6,526.4        6,083.2        4,371.2        5,025.2        5,376.6
Total Assets                                                   27,789.8       27,559.2       25,235.9       22,535.6       20,313.5
Indebtedness                                                      661.2          639.0          644.3          599.3          425.1
Total Stockholders' Equity                                      1,921.8        1,947.8        1,826.8        2,307.8        1,840.9
Total Stockholders' Equity excluding SFAS 115 and
  FIN 46-R adjustments                                          1,950.7        1,925.3        1,937.1        2,317.5        1,820.7

Debt to Total Capitalization                                      25.6%          24.7%          24.1%          20.0%          18.8%
Debt (Excluding Equity Units) to Total Capitalization             19.6%          18.8%          18.3%

Book Value Per Share (1)                                    $     20.30    $     20.62    $     19.43    $     22.64    $     24.75
Book Value Per Share, excluding SFAS 115 adjustment         $     20.12    $     19.96    $     20.19    $     22.62    $     24.51
Book Value Per Share, excluding SFAS 115 and
  FIN 46-R adjustments                                      $     20.60    $     20.39    $     20.60    $     22.74
Period-end Common Shares Outstanding (2)                           94.7           94.4           94.0          101.9          105.0
                                                            ============   ============   ============   ============   ============

------------------------------------------------------------------------------------------------------------------------------------

Indebtedness:
Surplus Notes                                               $     175.0    $     175.0    $     175.0    $     175.0    $     175.0
Equity Units                                                      153.7          153.7          153.7
Senior Unsecured Bonds                                            300.0          300.0          300.0          300.0
Interest Rate Swap                                                  7.5           10.3           15.6           (0.8)
Bank Credit Facility                                               25.0                                        125.1          230.0
Other                                                                                                                          20.1
                                                            ------------   ------------   ------------   ------------   ------------
Total Indebtedness                                          $     661.2    $     639.0    $     644.3    $     599.3    $     425.1
                                                            ============   ============   ============   ============   ============

------------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE
  INSURANCE COMPANY (3)
Capital, Surplus and Surplus Notes                          $     729.7    $     762.9    $     861.0    $   1,149.8    $   1,322.8
Asset Valuation Reserve (AVR)                               $     194.9    $     198.5    $     147.0    $     221.5    $     559.7
                                                            ------------   ------------   ------------   ------------   ------------
Capital, Surplus, Surplus Notes and AVR                     $     924.6    $     961.4    $   1,008.0    $   1,371.3    $   1,882.5
                                                            ============   ============   ============   ============   ============
Policyholder Dividend Liability                             $     432.3    $     408.5    $     403.0    $     395.8    $     383.2
Interest Maintenance Reserve                                $     (31.1)   $     (30.2)   $      (2.0)   $      11.6    $      (1.4)
Statutory Gain  (Loss) From Operations                      $     (14.9)   $      69.7    $      44.5    $     119.9    $     266.4
Statutory Net Income (Loss)                                 $      (4.9)   $      21.5    $       7.5    $     (13.9)   $     266.1


(1) Book value per share prior to June 30, 2001 is pro forma and assumes net proceeds of $807.9 million, payout of cash and policy credits to policyholders of $41.4 million and estimated remaining expenses of $9.0 million and 105.0 million shares outstanding.
(2)   Shares outstanding through 2000 are pro forma due to IPO in 2001.
(3) Phoenix Life Insurance Company is required to file statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. June 2004 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Second Quarter 2004 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                         YTD June                           December 31,
                                                        ------------------------- --------------------------------------------------
                                                             2004        2003          2003         2002         2001        2000
                                                        ------------ ------------ ------------ ------------ ------------ -----------
SEGMENT INCOME
Life Insurance                                             $   52.9     $   52.4     $  103.5     $  101.0     $   72.0     $  19.6
Annuities                                                       6.7         (6.6)        (4.1)       (20.7)        10.9         4.2
                                                        ------------ ------------ ------------ ------------ ------------ -----------
Life and Annuity Segment                                       59.6         45.8         99.4         80.3         82.9        23.8
Asset Management Segment                                         .2        (11.5)        (8.7)       (69.9)        (8.7)       61.4
Venture Capital Segment                                        16.0         29.7         36.2        (59.3)      (159.6)      277.3
Corporate and Other Segment                                   (28.7)       (23.9)       (47.8)       (40.0)       (34.7)      (60.8)
                                                        ------------ ------------ ------------ ------------ ------------ -----------
Total Segment Income (Loss), before income
  taxes                                                        47.1         40.1         79.1        (88.9)      (120.1)      301.7
Applicable Income Taxes (Benefit)                              13.0         11.0         21.8        (28.5)       (45.4)      101.3
                                                        ------------ ------------ ------------ ------------ ------------ -----------
TOTAL SEGMENT INCOME (LOSS)                                    34.1         29.1         57.3        (60.4)       (74.7)      200.4
Net Realized Investment Gains (Losses), after
  income taxes                                                 10.3        (71.6)       (51.8)       (39.3)       (43.0)       62.0
Realized losses - investments pledged as
  collateral consolidated under FIN 46-R                       (4.6)        (2.0)        (2.4)       (26.3)       (12.5)
Management Restructuring and Early Retirement
  Costs                                                        (8.9)        (4.3)        (8.5)       (28.5)       (15.5)
Deferred Policy Acquisition Cost Adjustments                                                          15.1                   (141.8)
Expenses of Purchase of PXP Minority Interest                                                                     (52.8)
Demutualization Related Items, Net                                                                    (1.3)        (2.9)      (24.5)
Other income (expense)                                                       1.3          1.3                       5.3         (.1)
                                                        ------------ ------------ ------------ ------------ ------------ -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS                       30.9        (47.5)        (4.1)      (140.7)      (196.1)       96.0
Income (Loss) from Discontinued Operations                       .1          (.8)        (2.1)        (1.3)        (2.5)      (12.7)
                                                        ------------ ------------ ------------ ------------ ------------ -----------
Income (Loss) before Cumulative Effect of Accounting           31.0        (48.3)        (6.2)      (142.0)      (198.6)       83.3
  changes                                                                                           (130.3)       (16.6)
Cumulative Effect of Accounting changes                 ------------ ------------ ------------ ------------ ------------ -----------
NET INCOME (LOSS)                                          $   31.0     $  (48.3)    $   (6.2)    $ (272.3)    $ (215.2)    $  83.3
                                                        ============ ============ ============ ============ ============ ===========


------------------------------------------------------------------------------------------------------------------------------------


EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (1)                        94.6         94.1         94.2         97.9        104.6       104.6
                                                        ------------ ------------ ------------ ------------ ------------ -----------
Total Segment Income (Loss) Per Share                      $   0.36     $   0.31     $   0.61     $  (0.62)    $  (0.71)    $  1.90
Net Income (Loss) Per Share                                $   0.33     $  (0.51)    $  (0.07)    $  (2.78)    $  (2.06)    $  0.80

Diluted
Weighted-Average Shares Outstanding and
  dilutive potential common shares (1) (2)                    101.6         94.1         96.6         97.9        104.6       104.6
                                                        ------------ ------------ ------------ ------------ ------------ -----------
Total Segment Income (Loss) Per Share                      $   0.34     $   0.31     $   0.59     $  (0.62)    $  (0.71)    $  1.90
Net Income (Loss) Per Share                                $   0.30     $  (0.51)    $  (0.07)    $  (2.78)    $  (2.06)    $  0.80
                                                        ============

(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.
(2) For the six months ended June 30, 2003 and the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares were 95.2 million and 96.6 million, respectively. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Second Quarter 2004 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                                       2003                                   2004
                                                        --------------------------------------------------- ------------------------
Quarters ended                                              March        June       September    December       March       June
                                                        ------------ ------------ ------------ ------------ ------------ -----------
SEGMENT INCOME
Life Insurance                                              $  23.3      $  29.2      $  24.7      $  26.4      $  23.0     $  29.9
Annuities                                                      (5.3)        (1.4)          .3          2.2          2.8         3.9
                                                        ------------ ------------ ------------ ------------ ------------ -----------
Life and Annuity Segment                                       18.0         27.8         25.0         28.6         25.8        33.8
Asset Management Segment                                       (5.8)        (5.7)        (3.1)         5.9           .1          .1
Venture Capital Segment                                        23.9          5.8          5.1          1.3         11.6         4.4
Corporate and Other Segment                                   (11.4)       (12.5)       (10.5)       (13.4)       (12.7)      (16.0)
                                                        ------------ ------------ ------------ ------------ ------------ -----------
Total Segment Income (Loss), before income taxes               24.7         15.4         16.5         22.4         24.8        22.3
Applicable Income Taxes (Benefit)                               7.5          3.5          4.6          6.1          7.3         5.7
                                                        ------------ ------------ ------------ ------------ ------------ -----------
TOTAL SEGMENT INCOME                                           17.2         11.9         11.9         16.3         17.5        16.6
Net Realized Investment Gains (Losses),
  after income taxes                                          (12.4)       (59.2)         2.5         17.3          1.7         8.6
Realized gains (losses) - investments pledged as
  collateral consolidated under FIN 46-R                       (1.9)         (.1)         (.8)          .4         (1.0)       (3.6)
Management Restructuring and Early Retirement Costs            (2.5)        (1.8)                     (4.2)        (1.9)       (7.0)
Other income                                                    1.3
                                                        ------------ ------------ ------------ ------------ ------------ -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS                        1.7        (49.2)        13.6         29.8         16.3        14.6
Income (Loss) from Discontinued Operations                      (.4)         (.4)         (.4)         (.9)          .3         (.2)
                                                        ------------ ------------ ------------ ------------ ------------ -----------
NET INCOME (LOSS)                                           $   1.3      $ (49.6)    $   13.2     $   28.9     $   16.6    $   14.4
                                                        ============ ============ ============ ============ ============ ===========

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (1)                        94.0        94.2          94.3         94.4         94.5        94.6
                                                        ------------ -----------  ------------ ------------ ------------ -----------
Total Segment Income (Loss) Per Share                        $ 0.18      $ 0.13        $ 0.13       $ 0.17       $ 0.19      $ 0.18
Net Income (Loss) Per Share                                  $ 0.01     $ (0.53)       $ 0.14       $ 0.31       $ 0.18      $ 0.15

Diluted
Weighted-Average Shares Outstanding and
  dilutive potential common shares (1) (2)                     95.0        94.2          98.3         99.8        102.0       101.3
                                                        ------------ -----------  ------------ ------------ ------------ -----------
Total Segment Income (Loss) Per Share                        $ 0.18      $ 0.13        $ 0.12       $ 0.16       $ 0.17      $ 0.16
Net Income (Loss) Per Share                                  $ 0.01     $ (0.53)       $ 0.13       $ 0.29       $ 0.16      $ 0.14


(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.
(2) For the three months ended June 30, 2003, the weighted average common shares outstanding and dilutive potential common shares were 95.3 million. For the calculation of net loss per share , dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Second Quarter 2004 (unaudited)
($ in millions)


SEGMENT INCOME                                                   YTD June                             December 31,
                                                        ------------------------- --------------------------------------------------
                                                             2004        2003         2003         2002         2001        2000
                                                        ------------ ------------ ------------ ------------ ------------ -----------
Variable Universal Life                                    $   16.6     $   15.6     $   35.0     $   35.9     $   30.2    $   20.1
Universal Life (1)                                             12.8         10.3         21.7         26.3         17.4        18.2
Term Life                                                       (.8)         (.4)         3.8          4.7          1.3        (1.0)
Other Life and Annuity (2)                                      7.2          4.2          6.9           .8          1.7         4.6
                                                        ------------ ------------ ------------ ------------ ------------ -----------
Total, Non-participating Life                                  35.8         29.7         67.4         67.7         50.6        41.9
Participating Life                                             17.1         22.7         36.1         33.3         21.4       (22.3)
                                                        ------------ ------------ ------------ ------------ ------------ -----------
Total, Life Insurance                                          52.9         52.4        103.5        101.0         72.0        19.6
Annuities                                                       6.7         (6.6)        (4.1)       (20.7)        10.9         4.2
                                                        ------------ ------------ ------------ ------------ ------------ -----------
Segment  Income, before income taxes                           59.6         45.8         99.4         80.3         82.9        23.8
Allocated Income Taxes (3)                                     17.4         12.4         31.1         28.0         28.8         9.4
                                                        ------------ ------------ ------------ ------------ ------------ -----------
Segment Income                                             $   42.2     $   33.4     $   68.3     $   52.3     $   54.1    $   14.4
                                                        ============ ============ ============ ============ ============ ===========

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Second Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                                                 2003                                   2004
Quarters ended                                          --------------------------------------------------- ------------------------
                                                            March       June       September     December      March        June
                                                        ------------ ----------- ------------- ------------ ------------ -----------
Variable Universal Life                                      $  6.3      $  9.3       $  10.5       $  9.0       $  8.2      $  8.5
Universal Life (1)                                              4.7         5.6           5.5          5.9          1.9        10.9
Term Life                                                        .4         (.8)           .9          3.3           .3        (1.1)
Other Life and Annuity (2)                                      3.1         1.2            .8          1.8          3.7         3.5
                                                        ------------ ----------- ------------- ------------ ------------ -----------
Total, Non-participating Life                                  14.5        15.3          17.7         20.0         14.1        21.7
Participating Life                                              8.8        13.9           7.0          6.4          8.9         8.2
                                                        ------------ ----------- ------------- ------------ ------------ -----------
Total, Life Insurance                                          23.3        29.2          24.7         26.4         23.0        29.9
Annuities                                                      (5.3)       (1.4)           .3          2.2          2.8         3.9
                                                        ------------ ----------- ------------- ------------ ------------ -----------
Segment Income, before income taxes                            18.0        27.8          25.0         28.6         25.8        33.8
Applicable Income Taxes (3)                                     4.0         8.4          10.7          8.0          7.2        10.2
                                                        ------------ ----------- ------------- ------------ ------------ -----------
Segment Income                                              $  14.0     $  19.4       $  14.3      $  20.6      $  18.6     $  23.7
                                                        ============ =========== ============= ============ ============ ===========


(1)      Universal Life includes interest sensitive whole life contracts.
(2)      Other Life and Annuity includes WS Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Second Quarter 2004 (unaudited)
($ in millions)

                                                           YTD June                                December 31,
                                                  --------------------------  ------------------------------------------------------
                                                      2004          2003           2003         2002          2001          2000
                                                  ------------  ------------  ------------  ------------  ------------  ------------
PRE-TAX INCOME
Fees                                               $     15.3    $     15.1    $     30.1    $     31.4    $     29.5    $     24.9
Cost of Insurance (COI)                                  36.8          36.0          72.1          66.4          60.0          46.2
Interest Earned                                           2.9           3.1           5.6           7.0           4.5           5.7
Surrender Charges                                         3.0           2.8           6.9           4.4           3.3           3.5
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Revenues                                           58.0          57.0         114.7         109.2          97.3          80.3
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Net Death and Disability Benefits                        15.8          11.0          23.3          22.9          15.3          15.5
Incurred Expenses                                        23.6          28.6          52.8          45.9          48.2          41.6
Interest Credited                                         2.0           1.9           3.6           3.7           3.6           3.1
Minority Interest                                                                                    .8
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Expenses                                           41.4          41.5          79.7          73.3          67.1          60.2
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Pre-tax Income                                           16.6          15.6          35.0          35.9          30.2          20.1
                                                  ============  ============  ============  ============  ============  ============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                               8.2           9.8          21.4          36.6          29.5          34.2
Controllable Expenses and Other                          18.5          23.7          44.6          60.8          60.1          57.3
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Current Expenses                                   26.7          33.5          66.0          97.4          89.6          91.5
Acquisition Costs Deferred                              (13.2)        (16.7)        (33.9)        (68.1)        (65.4)        (56.9)
Acquisition Costs Amortized                              10.1          11.8          20.8          16.6          24.0           7.0
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Incurred Expenses                                        23.6          28.6          52.8          45.9          48.2          41.6
                                                  ============  ============  ============  ============  ============  ============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                                127.0         133.8         353.4         465.7         336.1         258.1
Surrenders                                              (30.6)        (25.2)        (69.4)        (37.6)        (31.2)        (34.0)
Deaths                                                    (.8)          (.3)         (1.4)         (1.8)         (1.7)         (1.4)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Net Sales                                                95.6         108.3         282.6         426.3         303.2         222.7
Performance                                              66.5         101.9         252.1        (149.8)       (194.0)       (128.1)
Fees                                                    (15.8)        (16.3)        (36.4)        (35.8)        (34.5)        (33.0)
Cost of Insurance                                       (35.7)        (34.7)        (69.8)        (66.4)        (60.0)        (46.2)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Acquisitions
Change in Funds Under Management                        110.6         159.2         428.5         174.3          14.7          15.4
Beginning Balance                                     1,698.9       1,270.3       1,270.3       1,096.0       1,081.3       1,065.9
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Ending Balance                                        1,809.5       1,429.6       1,698.8       1,270.3       1,096.0       1,081.3
                                                  ============  ============  ============  ============  ============  ============

LIFE INSURANCE IN FORCE                            $ 24,355.6    $ 24,096.1    $ 24,603.0    $ 23,788.2    $ 20,436.1    $ 17,743.3
                                                  ============  ============  ============  ============  ============  ============

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Second Quarter 2004 (unaudited)
($ in millions)

Quarters ended                                                             2003                                      2004
                                                  ------------------------------------------------------  --------------------------
                                                     March          June        September     December       March          June
                                                  ------------  ------------  ------------  ------------  ------------  ------------
PRE-TAX INCOME
Fees                                               $      7.6    $      7.5    $      8.1    $      7.0    $      8.0    $      7.3
Cost of Insurance (COI)                                  17.9          18.1          17.6          18.5          18.3          18.5
Interest Earned                                           1.6           1.5           1.3           1.2           1.2           1.7
Surrender Charges                                         1.2           1.6           1.8           2.3           1.7           1.4
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Revenues                                           28.3          28.7          28.7          29.0          29.2          28.9
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Net Death and Disability Benefits                         5.0           6.0           5.0           7.3           8.3           7.5
Incurred Expenses                                        16.1          12.5          12.3          11.9          11.7          11.9
Interest Credited                                          .9           1.0           1.0            .8           1.0           1.0
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Expenses                                           22.0          19.5          18.3          20.0          21.0          20.4
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Pre-tax  Income                                           6.3           9.3          10.5           9.0           8.2           8.5
                                                  ============  ============  ============  ============  ============  ============

                                                  ----------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                               5.2           4.6           4.9           6.7           4.0           4.2
Controllable Expenses and Other                          11.4          12.3           9.1          11.8           9.2           9.3
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Current Expenses                                   16.6          16.9          14.0          18.5          13.2          13.5
Acquisition Costs Deferred                               (8.0)         (8.7)         (7.0)        (10.2)         (6.6)         (6.6)
Acquisition Costs Amortized                               7.5           4.3           5.3           3.7           5.1           5.0
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Incurred Expenses                                        16.1          12.5          12.3          12.0          11.7          11.9
                                                  ============  ============  ============  ============  ============  ============

                                                  ----------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                                 71.8          62.0         137.4          82.2          67.0          60.0
Surrenders                                              (13.7)        (11.5)        (25.4)        (18.8)        (15.6)        (15.0)
Deaths                                                    (.2)          (.1)          (.5)          (.6)          (.4)          (.4)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Net Sales                                                57.9          50.4         111.5          62.8          51.0          44.6
Performance                                              (8.5)        110.4          52.0          98.2          56.5          10.0
Fees                                                     (8.4)         (7.9)        (10.0)        (10.1)         (8.4)         (7.4)
Cost of Insurance                                       (17.9)        (16.8)        (17.2)        (17.9)        (17.7)        (18.0)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Change in Funds Under Management                         23.1         136.1         136.3         133.0          81.4          29.2
Beginning Balance                                     1,270.3       1,293.5       1,429.6       1,565.9       1,698.9       1,780.3
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Ending Balance                                        1,293.4       1,429.6       1,565.9       1,698.9       1,780.3       1,809.5
                                                  ============  ============  ============  ============  ============  ============

LIFE INSURANCE IN FORCE                            $ 23,744.4    $ 24,096.1    $ 24,366.4    $ 24,603.0    $ 24,388.2    $ 24,355.6
                                                  ============  ============  ============  ============  ============  ============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Second Quarter 2004 (unaudited)
($ in millions)

                                                               YTD June                                December 31,
                                                  --------------------------  ------------------------------------------------------
                                                      2004          2003          2003          2002          2001          2000
                                                  ------------  ------------  ------------  ------------  ------------  ------------
PRE-TAX INCOME
Fees                                               $      9.3    $      6.9    $     17.3    $     11.9    $      8.6    $      8.4
Cost of Insurance                                        44.1          38.1          78.9          71.6          66.2          64.8
Interest Earned                                          49.9          49.3          98.3         108.4         111.9         108.7
Surrender Charges                                         1.8           1.3           2.5           3.9           4.0           5.5
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Revenues                                          105.1          95.6         196.9         195.8         190.7         187.4
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Net Death Benefits and Supplemental Benefits             31.7          21.5          51.2          39.5          48.3          45.4
Incurred Expenses                                        22.5          23.3          46.0          44.3          34.6          32.5
Interest Credited                                        38.2          40.5          78.0          85.7          90.4          91.3
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Expenses                                           92.3          85.3         175.2         169.5         173.3         169.2
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Pre-tax Income                                           12.8          10.3          21.7          26.3          17.4          18.2
                                                  ============  ============  ============  ============  ============  ============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                              13.0          10.5          28.2          15.2           9.8           5.8
Controllable Expenses                                    32.7          34.6          75.0          52.6          32.1          23.7
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Current Expenses                                   45.7          45.0         103.2          67.8          41.9          29.5
Acquisition Cost Deferred                               (32.2)        (30.3)        (74.9)        (40.2)        (20.0)         (8.7)
Acquisition Cost Amortized                                9.0           8.6          17.7          16.7          12.7          11.7
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Incurred Expenses                                        22.5          23.3          46.0          44.3          34.6          32.5
                                                  ============  ============  ============  ============  ============  ============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                                110.4          86.8         217.8         149.3         104.6          90.9
Surrenders                                              (68.9)        (58.2)       (118.6)       (107.4)        (99.0)       (108.2)
Deaths                                                   (7.0)         (9.0)        (19.4)        (25.0)        (18.5)        (20.9)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Net Sales                                                34.5          19.6          79.8          16.9         (12.9)        (38.2)
Interest Credited                                        38.1          40.5          78.0          85.8          90.4          91.3
Fees                                                    (11.2)         (9.7)        (24.9)        (16.7)        (10.5)         (6.2)
Cost of Insurance                                       (44.1)        (38.1)        (78.9)        (71.6)        (66.2)        (64.8)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Change in Funds Under Management                         17.3          12.3          54.0          14.4            .8         (17.9)
Beginning Balance                                     1,564.0       1,510.0       1,510.0       1,495.6       1,494.8       1,512.7
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Ending Fund Balance                                   1,581.3       1,522.3       1,564.0       1,510.0       1,495.6       1,494.8
                                                  ============  ============  ============  ============  ============  ============

LIFE INSURANCE IN FORCE                            $ 13,431.3    $ 11,270.5    $ 12,830.3    $ 10,476.7    $  9,465.6     $ 9,644.2
                                                  ============  ============  ============  ============  ============  ============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Second Quarter 2004 (unaudited)
($ in millions)

PRE-TAX INCOME                                                             2003                                      2004
                                                  ------------------------------------------------------  --------------------------
Quarter ended                                        March          June        September     December       March          June
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Fees                                               $      4.0    $      2.9    $      4.6    $      5.8    $      4.5    $      4.8
Cost of Insurance                                        18.8          19.3          19.7          21.0          21.6          22.5
Interest Earned                                          24.7          24.6          24.5          24.4          24.0          25.9
Surrender Charges                                          .7            .6            .6            .6            .7           1.1
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Revenues                                           48.2          47.4          49.4          51.8          50.8          54.3
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Net Death Benefits and Supplemental Benefits             12.3           9.2          14.0          15.7          19.3          12.3
Incurred Expenses                                        11.0          12.3          11.6          11.1          10.4          12.1
Interest Credited                                        20.2          20.3          18.4          19.1          19.2          19.0
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Expenses                                           43.5          41.8          43.9          45.9          48.9          43.4
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Pre-tax Income                                            4.7           5.6           5.5           5.9           1.9          10.9
                                                  ============  ============  ============  ============  ============  ============

                                                  ----------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                               6.2           4.3           6.9          10.8           6.9           6.2
Controllable Expenses                                    16.0          18.6          17.9          22.5          17.1          15.5
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Current Expenses                                   22.2          22.8          24.8          33.4          24.0          21.7
Acquisition Cost Deferred                               (15.3)        (15.0)        (18.2)        (26.4)        (17.7)        (14.5)
Acquisition Cost Amortized                                4.1           4.5           5.0           4.1           4.1           4.9
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Incurred Expenses                                        11.0          12.3          11.6          11.1          10.4          12.1
                                                  ============  ============  ============  ============  ============  ============

                                                  ----------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                                 45.6          41.2          56.3          74.7          54.7          55.7
Surrenders                                              (30.9)        (27.3)        (27.6)        (32.8)        (31.9)        (37.0)
Deaths                                                   (5.9)         (3.1)         (5.6)         (4.8)         (3.3)         (3.7)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Net Sales                                                 8.8          10.8          23.1          37.1          19.5          15.0
Interest Credited                                        20.2          20.3          18.4          19.1          19.1          19.0
Fees                                                     (5.5)         (4.2)         (6.1)         (9.1)         (5.4)         (5.8)
Cost of Insurance                                       (18.8)        (19.3)        (19.8)        (21.0)        (21.6)        (22.5)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Change in Funds Under Management                          4.7           7.6          15.6          26.1          11.6           5.7
Beginning Balance                                     1,510.0       1,514.7       1,522.3       1,537.9       1,564.0       1,575.6
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Ending Fund Balance                                   1,514.7       1,522.3       1,537.9       1,564.0       1,575.6       1,581.3
                                                  ============  ============  ============  ============  ============  ============

LIFE INSURANCE IN FORCE                            $ 10,914.9    $ 11,270.5    $ 11,763.7    $ 12,830.3    $ 13,195.6    $ 13,431.3
                                                  ============  ============  ============  ============  ============  ============

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Second Quarter 2004 (unaudited)
($ in millions)

LIFE INSURANCE SALES                                       YTD June                                December 31,
                                                  --------------------------  ------------------------------------------------------
                                                      2004          2003          2003          2002          2001          2000
                                                  ------------  ------------  ------------  ------------  ------------  ------------
WHOLESALER CHANNEL
Variable Universal Life                            $      9.5    $     13.3    $     30.1    $     62.5    $     53.8    $     61.1
Universal Life/Interest Sensitive                        23.6          22.7          67.5          36.9          14.5           8.0
Term Life                                                 7.9           9.3          19.2          15.1          11.4          14.6
Participating Whole Life                                                 .6            .6           4.8           9.7          22.6
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Life Insurance Annualized Premium (1)                    41.0          45.9         117.4         119.3          89.4         106.3
                                                  ============  ============  ============  ============  ============  ============

Variable Universal Life                                   5.1          11.2          20.1          25.1          49.7          46.2
Universal Life/Interest Sensitive                        25.5          15.5          61.6          29.9          14.5           1.8
Participating Whole Life                                                                             .8           2.4           5.4
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Life Insurance Single Premium                            30.6          26.7          81.7          55.8          66.6          53.4
                                                  ============  ============  ============  ============  ============  ============

Variable Universal Life                                  14.6          24.5          50.1          87.6         103.5         107.3
Universal Life/Interest Sensitive                        49.2          38.2         129.2          66.8          29.0           9.8
Term Life                                                 7.9           9.3          19.2          15.1          11.4          14.6
Participating Whole Life                                                 .6            .6           5.6          12.1          28.0
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Wholesaler Life Insurance Premium                  71.5          72.6         199.2         175.1         156.0         159.7
                                                  ============  ============  ============  ============  ============  ============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)          31.9          33.5         149.5         222.5          83.7          34.9
Annuity                                                  99.7         144.4         394.9         142.6         164.0         109.6
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Private Placement Life and Annuity Deposits       131.6         177.9         544.4         365.1         247.7         144.5
                                                  ============  ============  ============  ============  ============  ============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT           $  1,720.2    $  1,091.3    $  1,535.5    $    864.7    $    494.1    $    290.0
                                                  ============  ============  ============  ============  ============  ============


(1) Annualized Premium represents first year premiums on an annual basis. Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Second Quarter 2004 (unaudited)
($ in millions)

LIFE INSURANCE SALES

Quarters ended                                                       2003                                    2004
                                                 -----------------------------------------------   ------------------------
                                                   March        June      September     December       March        June
                                                 ----------  ----------  -----------  -----------   -----------  ----------
WHOLESALER CHANNEL
Variable Universal Life                           $    6.3    $     7.0    $    5.7     $   11.1       $   4.5    $     5.0
Universal Life/Interest Sensitive                     11.9         10.8        14.1         30.7          13.1         10.5
Term Life                                              4.5          4.8         4.8          5.2           3.9          4.0
Participating Whole Life                                .6
                                                 ----------  -----------  ----------  -----------   -----------  -----------
Life Insurance Annualized Premium (1)                 23.3         22.6        24.6         47.0          21.5         19.5
                                                 ==========  ===========  ==========  ===========   ===========  ===========

Variable Universal Life                                4.1          7.1         3.2          5.6           2.5          2.6
Universal Life/Interest Sensitive                      7.2          8.3        20.3         25.8          11.1         14.4
                                                 ----------  -----------  ----------  -----------   -----------  -----------
Life Insurance Single Premium                         11.3         15.4        23.5         31.4          13.6         17.0
                                                 ==========  ===========  ==========  ===========   ===========  ===========

Variable Universal Life                               10.4         14.1         8.9         16.7           7.0          7.5
Universal Life/Interest Sensitive                     19.1         19.1        34.4         56.5          24.2         25.0
Term Life                                              4.5          4.8         4.8          5.2           3.9          4.0
Participating Whole Life                                .6
                                                 ----------  -----------  ----------  -----------   -----------  -----------
Total Wholesaler Life Insurance Premium           $   34.6    $    38.0    $   48.1     $   78.4       $  35.1    $    36.5
                                                 ==========  ===========  ==========  ===========   ===========  ===========

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)       19.7         13.8        90.3         25.7          17.4         14.5
Annuity                                               24.5        119.9       227.8         22.8          28.8         70.9
                                                 ----------  -----------  ----------  -----------   -----------  -----------
Total Private Placement Life and Annuity Deposits $   44.2    $   133.7    $  318.1     $   48.5       $  46.2    $    85.4
                                                 ==========  ===========  ==========  ===========   ===========  ===========

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT          $  946.0    $ 1,091.3   $ 1,385.3    $ 1,535.5     $ 1,642.8    $ 1,720.2
                                                 ==========  ===========  ==========  ===========   ===========  ===========

(1) Annualized Premium represents first year premiums on an annual basis. Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Second Quarter 2004 (unaudited)
($ in millions)

                                            YTD June                                        December 31,
                                -------------------------------   -----------------------------------------------------------------
                                      2004            2003             2003             2002             2001             2000
                                --------------   --------------   --------------   --------------   --------------   --------------
PRE-TAX INCOME
Fees                                  $  31.2          $  26.1          $  56.9          $  57.1          $  64.6          $  78.2
Interest Earned                          70.6             68.2            139.4             98.3             40.3             16.3
Surrender Charges                         2.5              2.9              7.4              6.6              3.9              5.1
                                --------------   --------------   --------------   --------------   --------------   --------------
Total Revenues                          104.3             97.2            203.7            162.0            108.8             99.6
                                --------------   --------------   --------------   --------------   --------------   --------------

Policy Benefits and Change
  in Reserves
Mortality Cost                            3.3              2.8              4.3             10.9              4.3              3.0
Incurred Expenses                        36.3             39.5             77.3             79.8             54.4             77.3
Interest Credited                        57.9             61.7            126.2             92.0             39.2             15.1
                                --------------   --------------   --------------   --------------   --------------   --------------
Total Expenses                           97.6            103.9            207.8            182.7             97.9             95.4
                                --------------   --------------   --------------   --------------   --------------   --------------

Pre-tax  Income (Loss)                    6.7             (6.6)            (4.1)           (20.7)            10.9              4.2
                                ==============   ==============   ==============   ==============   ==============   ==============

-----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                  22.9             28.3             51.1             81.3             44.0             29.2
Controllable Expenses                    28.4             34.3             65.3             66.5             75.2             54.1
                                --------------   --------------   --------------   --------------   --------------   --------------
Total Current Expenses                   51.3             62.6            116.4            147.8            119.2             83.2
Acquisition Cost Deferred               (27.7)           (38.7)           (65.5)          (102.9)           (83.8)           (43.0)
Acquisition Cost Amortized               12.8             15.6             26.4             34.9             19.0             37.0
                                --------------   --------------   --------------   --------------   --------------   --------------

Incurred Expenses                     $  36.3          $  39.5          $  77.3          $  79.8          $  54.4          $  77.3
                                ==============   ==============   ==============   ==============   ==============   ==============

THE PHOENIX COMPANIES, INC.
ANNUITIES
Second Quarter 2004 (unaudited)
($ in millions)


PRE-TAX INCOME
Quarters ended                                                 2003                                              2004
                                -----------------------------------------------------------------   -------------------------------
                                    March             June            September       December           March            June
                                --------------   --------------   --------------   --------------   --------------   --------------
Fees                                  $  12.8          $  13.3          $  15.0         $  15.7           $  15.5          $  15.7
Interest Earned                          34.1             34.1             35.9            35.4              35.4             35.3
Surrender Charges                         1.5              1.4              1.8             2.6               1.1              1.4
                                --------------   --------------   --------------   -------------   ---------------   --------------
Total Revenues                           48.4             48.8             52.7            53.7              52.0             52.3
                                --------------   --------------   --------------   -------------   ---------------   --------------

Policy Benefits and Change
  in Reserves
Mortality Cost                            2.8                               1.8             (.3)               .9              2.4
Incurred Expenses                        19.4             20.0             17.9            19.9              20.6             15.8
Interest Credited                        31.5             30.2             32.7            31.9              27.7             30.2
                                --------------   --------------   --------------   -------------   ---------------   --------------
Total Expenses                           53.7             50.2             52.4            51.5              49.2             48.4
                                --------------   --------------   --------------   -------------   ---------------   --------------

Pre-tax Income (Loss)                    (5.3)            (1.4)              .3             2.2               2.8              3.9
                                ==============   ==============   ==============   =============   ===============   ==============

-----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                  16.7             11.6             11.5            11.3              12.6             10.3
Controllable Expenses                    18.0             16.3             14.8            16.2              15.9             12.5
                                --------------   --------------   --------------   -------------   ---------------   --------------
Total Current Expenses                   34.7             27.9             26.3            27.5              28.5             22.8
Acquisition Cost Deferred               (24.7)           (14.0)           (14.7)          (12.2)            (15.0)           (12.7)
Acquisition Cost Amortized                9.4              6.1              6.3             4.6               7.1              5.7
                                --------------   --------------   --------------   -------------   ---------------   --------------

Incurred Expenses                     $  19.4          $  20.0          $  17.9         $  19.9           $  20.6          $  15.8
                                ==============   ==============   ==============   =============   ===============   ==============

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Second Quarter 2004 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT                                  YTD June                                   December 31,
                                            -------------------------------  -------------------------------------------------------
                                                  2004            2003           2003           2002           2001          2000
                                            --------------   --------------  -----------   ------------   ------------   -----------
Annuities
Deposits                                       $   423.9       $   803.1      $ 1,428.1      $ 2,258.4      $ 1,492.9     $   687.0
Surrenders                                        (366.7)         (426.7)        (854.9)        (736.7)        (482.3)       (608.5)
                                            -------------   -------------   ------------   ------------   ------------   -----------
Net Sales                                           57.2           376.4          573.2        1,521.7        1,010.6          78.5
Performance and Interest Credited                  229.2           371.6          865.3         (338.0)        (563.1)       (415.2)
Fees                                               (29.3)          (26.9)         (57.7)         (58.8)         (67.3)        (78.2)
Deaths                                             (45.0)          (35.6)         (70.4)         (40.6)         (34.3)        (24.9)
                                            -------------   -------------   ------------   ------------   ------------   -----------
Change in Funds Under Management                   212.1           685.5        1,310.4        1,084.3          345.9        (439.8)
Beginning Balance                                7,143.8         5,833.4        5,833.4        4,749.1        4,403.2       4,843.0
                                            -------------   -------------   ------------   ------------   ------------   -----------
Ending Balance                                 $ 7,355.9       $ 6,518.9      $ 7,143.8      $ 5,833.4      $ 4,749.1     $ 4,403.2
                                            =============   =============   ============   ============   ============   ===========


VA Funds in Guaranteed Interest Accounts (1)   $ 1,974.2       $ 2,210.5      $ 2,067.4      $ 2,159.3      $   955.0     $   333.5
                                            =============   =============   ============   ============   ============   ===========

Fixed Annuities  (1) (2)                       $ 1,047.9       $ 1,002.2      $ 1,056.9      $   737.2      $   267.3
                                            =============   =============   ============   ============   ============


(1) Amounts are included in the annuities funds under management table above.
(2) Comparable data was not available for 2000.

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Second Quarter 2004 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT                                                   2003                                      2004
                                            ---------------------------------------------------------   --------------------------
Quarters ended                                  March          June         September      December         March          June
                                            ------------   ------------   ------------- -------------   ------------   -----------
Annuities
Deposits                                      $   425.7      $   377.4      $   452.1      $   172.9      $   215.0      $   208.9
Surrenders                                       (231.6)        (195.1)        (214.6)        (213.6)        (195.4)        (171.3)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Sales                                         194.1          182.3          237.5          (40.7)          19.6           37.6
Performance and Interest Credited                  20.2          351.4          140.1          353.6          211.2           18.0
Fees                                              (11.5)         (15.4)         (14.4)         (16.4)         (15.3)         (14.0)
Deaths                                            (22.6)         (13.0)         (16.7)         (18.1)         (23.2)         (21.8)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Change in Funds Under Management                  180.2          505.3          346.5          278.4          192.3           19.8
Beginning Balance                               5,833.4        6,013.6        6,518.9        6,865.4        7,143.8        7,336.1
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                                $ 6,013.6      $ 6,518.9      $ 6,865.4      $ 7,143.8      $ 7,336.1      $ 7,355.9
                                            ============   ============   ============   ============   ============   ============

VA Funds in Guaranteed Interest Accounts (1)  $ 2,224.8      $ 2,210.5      $ 2,155.5      $ 2,067.4      $ 2,000.4      $ 1,974.2
                                            ============   ============   ============   ============   ============   ============

Fixed Annuities  (1)                          $   921.4      $ 1,002.2      $ 1,055.7      $ 1,056.9      $ 1,055.0      $ 1,047.9
                                            ============   ============   ============   ============   ============   ============


(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION

Second Quarter 2004 (unaudited)
($ in millions)

                                                                YTD June                             December 31,
                                                        ------------------------  --------------------------------------------------
                                                           2004         2003         2003         2002         2001         2000
                                                        -----------  -----------  -----------  -----------  -----------  -----------
DEFERRED ACQUISITION COSTS

Variable Universal Life                                  $   332.4    $   315.4    $   329.3    $   310.4    $   252.8    $   211.4
Universal Life                                               241.9        183.4        219.2        163.1        134.7        127.4
Variable Annuities                                           302.4        277.5        289.0        264.9        211.4        147.0
Fixed Annuities                                               46.8         36.8         45.2         26.3          0.4
Participating                                                549.1        549.9        551.0        554.6        517.4        554.8
Other                                                         33.1         24.4         28.1         21.2         17.5         17.4
Adjustment for Unrealized Gains and Losses                   (40.4)      (139.4)       (94.1)      (106.4)       (10.5)       (39.0)
                                                        -----------  -----------  -----------  -----------  -----------  -----------
Total                                                    $ 1,465.2    $ 1,248.0    $ 1,367.7    $ 1,234.1    $ 1,123.7    $ 1,019.0
                                                        ===========  ===========  ===========  ===========  ===========  ===========

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS (1)

Death Benefit in Excess of Fund Value                    $   552.0    $   898.6    $   616.9    $ 1,148.4
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                         163.2        178.7        183.0        234.9
Statutory Reserve, Net of Reinsurance                         17.1         12.9         17.3         15.8
GAAP Reserve, Net of Reinsurance                               7.7          7.9          7.8          8.7
                                                        ===========


(1) Comparable data was not available for 2000 and 2001.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Second Quarter 2004 (unaudited)
($ in millions)

                                                                               2003                                    2004
                                                        --------------------------------------------------  ------------------------
Quarters ended                                             March        June       September     December      March         June
                                                        -----------  -----------  -----------  -----------  ------------  ----------
DEFERRED ACQUISITION COSTS
Variable Universal Life                                  $   310.9    $   315.4    $   323.5     $  329.3     $  330.8     $  332.4
Universal Life                                               172.6        183.4        196.7        219.2        232.3        241.9
Variable Annuities                                           271.2        277.5        288.9        289.0        296.3        302.4
Fixed Annuities                                               35.3         36.8         37.2         45.2         45.9         46.8
Participating                                                556.4        549.9        551.2        551.0        550.3        549.1
Other                                                         22.6         24.4         26.4         28.1         30.6         33.1
Adjustment for Unrealized Investment Gains and Losses        (99.0)      (139.4)       (88.2)       (94.1)      (127.7)       (40.4)
                                                        -----------  -----------  -----------  -----------  -----------  -----------
Total                                                    $ 1,270.0    $ 1,248.0    $ 1,335.7    $ 1,367.7    $ 1,358.5    $ 1,465.2
                                                        ===========  ===========  ===========  ===========  ===========  ===========

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS
Death Benefit in Excess of Fund Value                    $ 1,188.4    $   898.6    $   797.0    $   616.9    $   564.4    $   552.0
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                         242.3        178.7        161.1        183.0        166.4        163.2
Statutory Reserve, Net of Reinsurance                         16.1         12.9         19.2         17.3         16.5         17.1
GAAP Reserve, Net of Reinsurance                               9.2          7.9          8.1          7.8          6.9          7.7
                                                        ===========  ===========  ===========  ===========  ===========  ===========

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Second Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                             YTD June                                December 31,
                                                 --------------------------  -------------------------------------------------------
                                                      2004          2003          2003          2002          2001          2000
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Investment Management Fees                         $    111.7    $     93.9    $    205.5    $    219.2    $    211.9    $    270.5
Mutual Funds - Ancillary Fees *                          19.2          16.8          35.5          38.7          47.1          64.3
Other Revenue                                             5.0           3.8           9.3          10.2          12.9           8.8
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Revenues                                          135.9         114.5         250.3         268.1         271.9         343.6
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Employment Expenses                                      67.4          62.5         129.6         134.9         123.3         129.4
Other Operating Expenses *                               45.3          43.5          86.7          93.4         103.0         108.2
Amortization of Intangibles                              16.6          16.6          33.2          32.5          49.0          31.8
Intangible Asset Impairments                                                                       66.3
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Operating Expenses                                129.3         122.6         249.5         327.1         275.3         269.4
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Management Income (Loss)                                  6.6          (8.1)           .8         (59.0)         (3.4)         74.2
Other Income (Expense) - Net                               .8           1.3           2.5           1.0           1.6           3.7
Minority Interest                                        (7.2)         (4.7)        (12.0)        (11.9)         (6.9)        (16.5)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Segment Income (Loss), before income taxes                 .2         (11.5)         (8.7)        (69.9)         (8.7)         61.4
Applicable Income taxes (Benefit)                          .4          (4.4)         (3.3)         (6.0)          2.6          32.0
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Segment Income (Loss)                              $      (.2)   $     (7.1)   $     (5.4)   $    (63.9)   $    (11.3)   $     29.4
                                                  ============  ============  ============  ============  ============  ============


* Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses. All prior periods have been conformed to the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Second Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                                             2003                                      2004
                                                  ------------------------------------------------------  --------------------------
Quarters ended                                       March          June        September     December        March          June
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Investment Management Fees                         $     46.6    $     47.3    $     51.5    $     59.9    $     57.3    $     54.4
Mutual Funds - Ancillary Fees *                           8.2           8.6           9.2           9.5           9.7           9.5
Other Revenue                                             1.6           2.2           2.7           2.8           2.8           2.2
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Revenues                                           56.4          58.1          63.4          72.2          69.8          66.1
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Employment Expenses                                      29.3          33.2          33.5          33.6          34.8          32.6
Other Operating Expenses *                               22.6          20.9          22.4          20.6          23.3          22.0
Amortization of Intangibles                               8.4           8.2           8.3           8.3           8.3           8.3
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Total Operating Expenses                                 60.3          62.3          64.2          62.5          66.4          62.9
                                                  ------------  ------------  ------------  ------------  ------------  ------------

Management Income (Loss)                                 (3.9)         (4.2)          (.8)          9.7           3.4           3.2
Other Income (Expense) - Net                               .9            .4            .6            .6            .4            .3
Minority Interest                                        (2.8)         (1.9)         (2.9)         (4.4)         (3.7)         (3.4)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Segment Income (Loss), before income taxes               (5.8)         (5.7)         (3.1)          5.9            .1            .1
Applicable Income Taxes (Benefit)                        (2.1)         (2.3)         (1.2)          2.3            .4
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Segment Income (Loss)                              $     (3.7)   $     (3.4)   $     (1.9)   $      3.6    $      (.3)   $       .1
                                                  ============  ============  ============  ============  ============  ============


* Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses. All prior periods have been conformed to the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Second Quarter 2004 (unaudited)
($ in millions)

                                                           YTD June                                  December 31,
                                                  --------------------------  ------------------------------------------------------
                                                       2004          2003           2003          2002         2001          2000
                                                  ------------  ------------  ------------  ------------  ------------  ------------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                                            $  1,107.6    $  1,120.0    $  2,268.3    $  4,421.1     $ 2,721.8    $  3,869.4
Outflows                                             (2,090.2)     (1,301.0)     (2,656.6)     (2,716.4)     (2,546.4)     (1,619.7)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Net Flows                                              (982.6)       (181.0)       (388.3)      1,704.7         175.4       2,249.6
Performance                                             447.0         446.3       1,537.5      (3,278.2)     (3,545.8)     (2,858.9)
Other                                                                                           1,330.0                     1,700.0
Acquisitions (Divestitures)                                                                     5,914.3         748.6
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Change in Assets Under Management                      (535.6)        265.3       1,149.2       5,670.8      (2,621.8)      1,090.7
Beginning Balance                                    15,658.4      14,509.2      14,509.2       8,838.4      11,460.2      10,369.5
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Ending Balance                                       15,122.8      14,774.5      15,658.4      14,509.2       8,838.4      11,460.2
                                                  ------------  ------------  ------------  ------------  ------------  ------------

MUTUAL FUNDS: (1)
Inflows                                                 979.3         772.5       1,744.8       1,513.1       1,660.1       2,068.6
Outflows                                             (1,223.9)       (909.8)     (2,039.8)     (2,379.2)     (2,449.9)     (3,079.9)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Net Flows                                              (244.6)       (137.3)       (295.0)       (866.1)       (789.8)     (1,011.3)
Performance                                              71.0         933.2       1,946.3      (2,406.0)     (2,985.3)     (1,629.9)
Other                                                   (29.7)       (142.0)       (182.2)       (153.7)       (148.9)       (412.2)
Acquisitions (Divestitures)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Change in Assets Under Management                      (203.3)        653.9       1,469.1      (3,425.8)     (3,924.0)     (3,053.4)
Beginning Balance                                    13,735.6      12,266.5      12,266.5      15,692.3      19,616.3      22,669.7
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Ending Balance                                       13,532.3      12,920.4      13,735.6      12,266.5      15,692.3      19,616.3
                                                  ------------  ------------  ------------  ------------  ------------  ------------

INSTITUTIONAL PRODUCTS: (1)
Inflows                                               1,530.3       1,712.0       2,974.7       4,312.6       4,989.2       5,572.5
Outflows                                             (3,534.1)     (1,716.0)     (3,452.2)     (4,480.0)     (3,766.9)     (7,023.7)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Net Flows                                            (2,003.8)         (4.0)       (477.5)       (167.4)      1,222.3      (1,451.2)
Performance                                              74.3         997.4       2,304.3      (2,178.9)       (723.4)        631.8
Other                                                    50.3          (1.7)        (19.9)     (1,294.6)        272.6      (2,031.9)
Acquisitions (Divestitures)                                                                     1,507.7         105.9      (3,336.0)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Change in Assets Under Management                    (1,879.2)        991.7       1,806.9      (2,133.2)        877.4      (6,187.3)
Beginning Balance                                    16,866.5      15,059.6      15,059.6      17,192.8      16,315.4      22,502.7
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Ending Balance                                       14,987.3      16,051.3      16,866.5      15,059.6      17,192.8      16,315.4
                                                  ------------  ------------  ------------  ------------  ------------  ------------

TOTAL PRIVATE CLIENT AND INSTITUTIONAL PRODUCTS:
Inflows                                               3,617.2       3,604.5       6,987.8      10,246.8       9,371.1      11,510.4
Outflows                                             (6,848.2)     (3,926.8)     (8,148.6)     (9,575.6)     (8,763.2)    (11,723.3)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Net Flows                                            (3,231.0)       (322.3)     (1,160.8)        671.2         607.9        (212.9)
Performance                                             592.3       2,376.9       5,788.1      (7,863.1)     (7,254.5)     (3,857.0)
Other                                                    20.6        (143.7)       (202.1)       (118.3)        123.7        (744.1)
Acquisitions (Divestitures)                                                                     7,422.0         854.5      (3,336.0)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Change in Assets Under Management                    (2,618.1)      1,910.9       4,425.2         111.8      (5,668.4)     (8,150.0)
Beginning Balance                                    46,260.5      41,835.3      41,835.3      41,723.5      47,391.9      55,541.9
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Ending Balance                                     $ 43,642.4    $ 43,746.2    $ 46,260.5    $ 41,835.3    $ 41,723.5    $ 47,391.9
                                                  ============  ============  ============  ============  ============  ============

Variable Product Change in Assets Under
  Management included in Mutual Funds above        $      5.9        $ 48.7    $    200.4    $   (686.5)   $   (734.7)   $   (634.6)
                                                  ============  ============  ============  ============  ============  ============


(1) Effective in 2004 closed-end mutual funds have been reclassified from institutional products to mutual funds, and the general account assets of our life companies have been removed. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Second Quarter 2004 (unaudited)
($ in millions)

                                                                             2003                                   2004
                                                      ---------------------------------------------------   ------------------------
Quarters ended                                            March        June       September    December         March       June
                                                      ------------ ------------ ------------ ------------   ------------ -----------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                                                $    568.7   $    551.3   $    525.8   $    622.5     $    649.8  $    457.8
Outflows                                                   (688.4)      (612.6)      (559.4)       796.2         (927.3)   (1,162.9)
                                                      ------------ ------------ ------------ ------------   ------------ -----------
Net Flows                                                  (119.7)       (61.3)       (33.6)      (173.7)        (277.5)     (705.1)
Performance                                                (895.1)     1,341.4        239.4        851.8          315.9       131.1
                                                      ------------ ------------ ------------ ------------   ------------ -----------
Change in Assets Under Management                        (1,014.8)     1,280.1        205.8        678.1           38.4      (574.0)
Beginning Balance                                        14,509.2     13,494.4     14,774.5     14,980.3       15,658.4    15,696.8
                                                      ------------ ------------ ------------ ------------   ------------ -----------
Ending Balance                                           13,494.4     14,774.5     14,980.3     15,658.4       15,696.8    15,122.8
                                                      ------------ ------------ ------------ ------------   ------------ -----------
MUTUAL FUNDS: (1)
Inflows                                                     341.3        431.2        539.7        432.6          611.9       367.4
Outflows                                                   (452.5)      (457.3)      (563.7)      (566.4)        (573.1)     (650.8)
                                                      ------------ ------------ ------------ ------------   ------------ -----------
Net Flows                                                  (111.2)       (26.1)       (24.0)      (133.8)          38.8      (283.4)
Performance                                                (219.3)     1,152.5        248.7        764.5          347.9      (276.8)
Other                                                       (74.3)       (67.7)         2.4        (42.6)         (57.6)       27.9
                                                      ------------ ------------ ------------ ------------   ------------ -----------
Change in Assets Under Management                          (404.8)     1,058.7        227.1        588.1          329.1      (532.3)
Beginning Balance                                        12,266.5     11,861.7     12,920.4     13,147.5       13,735.6    14,064.7
                                                      ------------ ------------ ------------ ------------   ------------ -----------
Ending Balance                                           11,861.7     12,920.4     13,147.5     13,735.6       14,064.7    13,532.4
                                                      ------------ ------------ ------------ ------------   ------------ -----------
INSTITUTIONAL PRODUCTS: (1)
Inflows                                                     793.8        918.2        576.8        685.9          597.4       932.9
Outflows                                                   (640.9)    (1,075.1)      (722.2)    (1,014.0)        (798.5)   (2,735.6)
                                                      ------------ ------------ ------------ ------------   ------------ -----------
Net Flows                                                   152.9       (156.9)      (145.4)      (328.1)        (201.1)   (1,802.7)
Performance (1)                                            (276.6)     1,274.0        457.0        849.9          235.4      (161.2)
Other (1)                                                                 (1.7)       (15.5)        (2.7)          (6.3)       56.6
                                                      ------------ ------------ ------------ ------------   ------------ -----------
Change in Assets Under Management                          (123.7)     1,115.4        296.1        519.1           28.0    (1,907.3)
Beginning Balance                                        15,059.6     14,935.9     16,051.3     16,347.4       16,866.5    16,894.5
                                                      ------------ ------------ ------------ ------------   ------------ -----------
Ending Balance                                           14,935.9     16,051.3     16,347.4     16,866.5       16,894.5    14,987.2
                                                      ------------ ------------ ------------ ------------   ------------ -----------
TOTAL PRIVATE CLIENT AND INSTITUTIONAL PRODUCTS:
Inflows                                                   1,703.8      1,900.7      1,642.3      1,741.0        1,859.1     1,758.1
Outflows                                                 (1,781.8)    (2,145.0)    (1,845.3)    (2,376.6)      (2,298.9)   (4,549.3)
                                                      ------------ ------------ ------------ ------------   ------------ -----------
Net Flows                                                   (78.0)      (244.3)      (203.0)      (635.6)        (439.8)   (2,791.2)
Performance (1)                                          (1,391.0)     3,767.9        945.1      2,466.2          899.2      (306.9)
Other (1)                                                   (74.3)       (69.4)       (13.1)       (45.3)         (63.9)       84.5
                                                      ------------ ------------ ------------ ------------   ------------ -----------
Change in Assets Under Management                        (1,543.3)     3,454.2        729.0      1,785.3          395.5    (3,013.6)
Beginning Balance                                        41,835.3     40,292.0     43,746.2     44,475.2       46,260.5    46,656.0
                                                      ------------ ------------ ------------ ------------   ------------ -----------
Ending Balance                                         $ 40,292.0   $ 43,746.2   $ 44,475.2   $ 46,260.5     $ 46,656.0  $ 43,642.4
                                                      ============ ============ ============ ============   ============ ===========
Variable Product Change in Assets Under
  Management included in Mutual Funds above            $   (106.4)  $    155.1   $     54.0   $     97.7     $     10.8  $     (4.9)
                                                      ============ ============ ============ ============   ============ ===========


(1) Effective in 2004 closed-end mutual funds have been reclassified from institutional products to mutual funds, and the general account assets of our life companies have been removed. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Second Quarter 2004 (unaudited)
($ in millions)

                                                               YTD June                               December 31,
                                                      ------------------------    --------------------------------------------------
                                                           2004        2003            2003         2002         2001        2000
                                                      ------------ -----------    ------------ ------------ ------------ -----------
SEGMENT INCOME
Operating Loss                                         $     (2.1)  $    (3.5)     $     (5.8)  $     (7.4)  $     (7.3)  $    (7.8)
Realized Gains (Losses) on Cash and
  Stock Distributions                                        (1.0)       (5.2)            4.9         (4.7)        26.2       222.2
Change in Unrealized Gains on
  Investments Held in Partnerships                           19.1        38.4            37.1        (47.2)      (178.5)       62.9
                                                      ------------ -----------    ------------ ------------ ------------ -----------
Equity in Partnership Earnings,
  before income taxes                                        16.0        29.7            36.2        (59.3)      (159.6)      277.3
Applicable Income Taxes (Benefit)                             5.6        10.4            12.7        (20.7)       (55.9)       97.1
                                                      ------------ -----------    ------------ ------------ ------------ -----------
Segment Income (Loss)                                        10.4        19.3      $     23.5   $    (38.6)  $   (103.7)  $   180.2
                                                      ============ ===========    ============ ============ ============ ===========

------------------------------------------------------------------------------  ----------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                             20.5        21.5            31.0         42.2         47.0        97.0
Equity In Earnings of Partnerships                           16.0        29.7            36.2        (59.3)      (159.6)      277.3
Distributions                                               (26.7)       (8.7)          (32.2)       (41.8)       (63.0)     (245.1)
Sale of Partnership Interests and
  Transfer to Closed Block                                              (52.2)          (52.2)
Realized Loss on Sale of Partnership
  Interests and Transfer to Closed Block                                (14.3)          (14.3)        (5.0)
                                                      ------------ -----------    ------------ ------------ ------------ -----------
Change in Venture Capital Investments                         9.9       (24.0)          (31.5)       (63.9)      (175.6)      129.2
Beginning Balance                                           196.3       227.8           227.8        291.7        467.3       338.1
                                                      ------------ -----------    ------------ ------------ ------------ -----------
Ending Balance                                              206.2       203.8      $    196.3   $    227.8   $    291.7   $   467.3
                                                      ============ ===========    ============ ============ ============ ===========

------------------------------------------------------------------------------  ----------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                                                   27.6        36.6            36.8         25.0         41.3
Telecom                                                       7.0        12.6            13.3         10.2         19.1
Biotech                                                       8.7        14.9            16.3         11.1         14.1
Healthcare                                                    6.6         8.0             8.2          9.2         10.7
Consumer and Business Products and Services                  35.0        29.6            29.6         45.9         46.6
Financial Services                                           22.2        28.2            28.5         28.1         30.3
Other                                                        57.6        34.3            44.9         50.6         57.8
                                                      ------------ -----------    ------------ ------------ ------------
Total Private Holdings                                      164.7       164.2           177.6        180.1        219.9
Public Holdings                                              15.4        15.6            11.3         23.0         39.8
Cash and Cash Equivalents                                    11.5         9.2             5.5         21.6         22.5
Other                                                        14.6        14.8             1.9          3.1          9.5
                                                      ------------ -----------    ------------ ------------ ------------
Total                                                  $    206.2   $   203.8      $    196.3   $    227.8   $    291.7
                                                      ============ ===========    ============ ============ ============

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Second Quarter 2004 (unaudited)
($ in millions)

                                                                              2003                                    2004
                                                     ---------------------------------------------------    ------------------------
Quarters ended                                           March        June       September    December         March        June
                                                     ------------ ------------ ------------ ------------    ------------ -----------
SEGMENT INCOME
Operating Loss                                        $      (.9)  $     (2.6)  $     (1.8)  $      (.5)     $      (.7)  $    (1.4)
Realized Gains (Losses) on Cash and
  Stock Distributions                                       (6.2)         1.0          6.2          3.7            (3.4)        2.4
Change in Unrealized Gains on Investments
  Held in Partnerships                                      31.0          7.4           .7         (1.9)           15.7         3.4
                                                     ------------ ------------ ------------ ------------    ------------ -----------
Equity in Partnership Earnings,
  before income taxes                                       23.9          5.8          5.1          1.3            11.6         4.4
Applicable Income Taxes (Benefit)                            8.4          2.0          1.8           .5             4.1         1.6
                                                     ------------ ------------ ------------ ------------    ------------ -----------
Segment Income                                              15.5          3.8          3.3           .8             7.5         2.9
                                                     ============ ============ ============ ============    ============ ===========

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                            11.6          9.9          6.0          3.5             7.9        12.6
Equity In Earnings of Partnerships                          23.9          5.8          5.1          1.3            11.6         4.4
Distributions                                               (3.0)        (5.7)       (12.4)       (11.0)          (13.6)      (13.0)
Sale of Partnership Interests and
  Transfer to Closed Block                                 (52.2)
Realized Loss on Sale of Partnership Interests
and Transfer to Closed Block                               (13.8)         (.5)
                                                     ------------ ------------ ------------ ------------    ------------ -----------
Change in Venture Capital Investments                      (33.5)         9.5         (1.3)        (6.2)            5.9         4.0
Beginning Balance                                          227.8        194.3        203.8        202.5           196.3       202.2
                                                     ------------ ------------ ------------ ------------    ------------ -----------
Ending Balance                                             194.3        203.8        202.5        196.3           202.2       206.2
                                                     ============ ============ ============ ============    ============ ===========

------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                                                  23.5         36.6         37.3         36.8            32.6        27.6
Telecom                                                      7.4         12.6         12.2         13.3            13.2         7.0
Biotech                                                      9.8         14.9         15.8         16.3            16.7         8.7
Healthcare                                                   6.7          8.0          7.8          8.2             7.7         6.6
Consumer and Business Products and Services                 32.0         29.6         27.8         29.6            35.2        35.0
Financial Services                                          29.7         28.2         29.2         28.5            29.1        22.2
Other                                                       57.7         34.3         42.1         44.9            53.3        57.6
                                                     ------------ ------------ ------------ ------------    ------------ -----------
Total Private Holdings                                     166.8        164.2        172.2        177.6           187.8       164.7
Public Holdings                                             11.4         15.6         18.1         11.3            12.6        15.4
Cash and Cash Equivalents                                    9.2          9.2         10.8          5.5             1.4        11.5
Other                                                        6.9         14.8          1.4          1.9             0.4        14.6
                                                     ------------ ------------ ------------ ------------    ------------ -----------
Total                                                 $    194.3   $    203.8   $    202.5   $    196.3      $    202.2   $   206.2
                                                     ============ ============ ============ ============    ============ ===========

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Second Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                                YTD June                                December 31,
                                                     -------------------------   --------------------------------------------------
                                                          2004         2003           2003         2002         2001        2000
                                                     ------------ ------------   ------------ ------------ ------------ -----------
Corporate Investment Income                           $       .4   $      1.4     $      4.3   $      1.5   $      7.2   $    36.7
Investment Income from Investments
  Pledged as Collateral                                     18.9         27.6           52.2         31.0         42.8
Interest Expense on Indebtedness                           (19.7)       (19.7)         (39.6)       (31.4)       (27.3)      (32.7)
Interest Expense on Non-recourse
  Collateralized Obligations                               (16.4)       (25.9)         (48.9)       (30.5)       (42.3)
Corporate Expenses                                          (8.2)        (3.0)         (11.0)       (10.4)       (19.9)      (53.5)
International                                                (.1)        (1.3)          (1.4)         4.2          7.7        12.1
Administrative expenses on
  Collateralized Obligations                                (2.5)        (1.7)          (3.3)         (.5)         (.5)
Other                                                       (1.2)        (1.3)           (.1)        (3.9)        (2.4)      (23.4)
                                                     ------------ ------------   ------------ ------------ ------------ -----------
Segment Loss, before income taxes                          (28.7)       (23.9)         (47.8)       (40.0)       (34.7)      (60.8)
Applicable Income Tax Benefit                              (10.4)        (7.8)         (18.8)       (29.8)       (20.9)      (37.2)
                                                     ------------ ------------   ------------ ------------ ------------ -----------
Segment Loss                                          $    (18.3)  $    (16.1)    $    (29.0)  $    (10.2)  $    (13.8)  $   (23.6)
                                                     ============ ============   ============ ============ ============ ===========

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Second Quarter 2004 (unaudited)
($ in millions)

SEGMENT INCOME                                                              2003                                     2004
                                                     ---------------------------------------------------   -------------------------
Quarters ended                                          March        June        September    December         March        June
                                                     ------------ ------------ ------------ ------------   ------------ ------------
Corporate Investment Income (Loss)                    $       .5   $       .9   $      1.5   $      1.4     $       .9   $      (.4)
Investment Income from Investments Pledged
  as Collateral                                             14.1         13.5         12.7         11.9           10.1          8.8
Interest Expense on Indebtedness                            (9.8)        (9.9)        (9.8)       (10.1)          (9.8)        (9.9)
Interest Expense on Non-recourse Collateralized
  Obligations                                              (13.3)       (12.6)       (11.9)       (11.1)          (8.9)        (7.5)
Corporate Expenses                                            .1         (3.1)        (4.8)        (3.3)          (3.9)        (4.3)
International                                               (1.3)                      1.0         (1.1)            .1          (.2)
Administrative expenses on Collateralized
  Obligations                                                (.8)         (.9)         (.8)         (.8)          (1.2)        (1.3)
Other                                                        (.9)         (.5)         1.6          (.3)                       (1.2)
                                                     ------------ ------------ ------------ ------------   ------------ ------------
Segment Income, before income taxes                        (11.4)       (12.5)       (10.5)       (13.4)         (12.7)       (16.0)
Applicable Income Tax Benefit                               (3.2)        (4.6)        (6.7)        (4.7)          (4.4)        (6.0)
                                                     ------------ ------------ ------------ ------------   ------------ ------------
Segment Loss                                          $     (8.2)  $     (7.9)  $     (3.8)  $     (8.7)    $     (8.3)  $    (10.0)
                                                     ============ ============ ============ ============   ============ ============

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Second Quarter 2004 (unaudited)
($ in millions)

                                                           YTD June                               December 31,
                                              --------------------------   ---------------------------------------------------------
                                                  2004          2003           2003            2002           2001           2000
                                              -----------   ------------   ------------    ------------   ------------  -----------

REVENUES
Premiums                                       $   470.9     $    494.6     $  1,042.2     $  1,082.0     $  1,112.7    $  1,147.4
Insurance and Investment Product Fees              314.6          273.1          582.4          578.8          566.0         656.4
Net Investment Income                              537.1          568.8        1,107.4          947.7          892.8       1,141.0
Net Realized Investment Gains (Losses)              18.1         (118.8)        (100.5)        (133.9)         (84.9)         89.2
                                              -----------   ------------   ------------   ------------   ------------  ------------
Total Revenues                                   1,340.7        1,217.7        2,631.5        2,474.6        2,486.6       3,034.0
                                              -----------   ------------   ------------   ------------   ------------  ------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in
  Policy Liabilities                               686.9          699.2        1,454.0        1,436.1        1,406.7       1,409.8
Policyholder Dividends                             211.2          210.7          418.8          401.8          400.1         378.0
Policy Acquisition Cost Amortization                45.7           53.9           94.1           59.2          133.0         356.0
Intangible Asset Impairments                                                                     66.3
Intangible Asset Amortization                       16.6           16.6           33.2           32.5           49.4          36.9
Interest Expense on Indebtedness                    19.7           19.7           39.6           31.4           27.3          32.7
Interest Expense on Non-recourse
  Collateralized Obligations                        16.4           25.9           48.9           30.5           42.3
Demutualization Expenses                                                                                        25.9          21.8
Other Operating Expenses                           292.2          270.7          553.1          601.3          647.2         626.3
                                              -----------   ------------   ------------   ------------   ------------  ------------
Total Expenses                                  1,288.7         1,296.7        2,641.7        2,659.1        2,731.9       2,861.5
                                              -----------   ------------   ------------   ------------   ------------  ------------
Income (Loss) from Continuing Operations
  Before Income Taxes and Minority Interest         52.0          (79.0)         (10.2)        (184.5)        (245.3)        172.5
Applicable Income Taxes (Benefit)                   14.0          (36.6)         (18.5)         (56.2)        (105.2)         62.4
                                              -----------   ------------   ------------   ------------   ------------  ------------
Income (Loss) from Continuing
  Operations before Minority Interest               38.0          (42.4)           8.3         (128.3)        (140.1)        110.1
Minority Interest in Net Income of
  Subsidiaries                                      (7.1)          (5.1)         (12.4)         (12.4)          (7.2)        (14.1)
                                              -----------   ------------   ------------   ------------   ------------  ------------

Income (Loss) from Continuing Operations            30.9          (47.5)          (4.1)        (140.7)        (147.3)         96.0
Discontinued Operations
  Income (Loss) from Discontinued
  Operations                                          .1            (.8)          (2.1)          (1.3)          (2.5)          8.2
  Loss on Disposal                                                                                                           (20.9)
                                              -----------   ------------   ------------   ------------   ------------  ------------

Income (Loss) Before Cumulative Effect of
  Accounting Changes                                31.0          (48.3)          (6.2)        (142.0)        (149.8)         83.3

Cumulative Effect of Accounting Changes:
        Goodwill and Other Intangible Assets                                                   (130.3)
        Venture Capital Partnerships                                                                           (48.8)
        Securitized Financial Instruments                                                                      (20.5)
        Derivative Financial Instruments                                                                         3.9
                                              -----------   ------------   ------------   ------------   ------------  ------------
Net Income (Loss)                              $    31.0     $    (48.3)    $     (6.2)    $   (272.3)    $   (215.2)   $     83.3
                                              ===========   ============   ============   ============   ============  ============

(1)  Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Second Quarter 2004 (unaudited)
($ in millions)

                                                                           2003                                    2004
                                                  -----------------------------------------------------  --------------------------
Quarters ended                                       March          June        September      December       March         June
                                                  -----------  ------------  ------------  ------------  ------------  ------------

REVENUES
Premiums                                           $    246.1   $    248.5    $    286.9    $    260.7    $    232.7    $    238.2
Insurance and Investment Product Fees                   136.1        137.0         147.9         161.5         160.4         154.2
Net Investment Income                                   291.1        277.7         267.2         271.3         278.2         258.9
Net Realized Investment Losses                          (14.1)      (104.7)         (3.4)         21.7           2.5          15.6
                                                  ------------ ------------  ------------  ------------  ------------  ------------
Total Revenues                                          659.2        558.5         698.5         715.1         673.8         666.9
                                                  ------------ ------------  ------------  ------------  ------------  ------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities      350.8        348.4         389.0         365.8         345.6         341.3
Policyholder Dividends                                  116.5         94.2          99.5         108.6         105.9         105.3
Policy Acquisition Cost Amortization                     28.0         25.9          22.7          17.5          22.6          23.1
Intangible Asset Amortization                             8.4          8.2           8.3           8.3           8.3           8.3
Interest Expense on Indebtedness                          9.8          9.9           9.8          10.1           9.8           9.9
Interest Expense on Non-recourse Collateralized
  Obligations                                            13.3         12.6          11.9          11.1           8.9           7.5
Other Operating Expenses                                130.3        140.4         135.1         147.3         145.4         146.8
                                                  ------------ ------------  ------------  ------------  ------------  ------------
Total Expenses                                          657.1        639.6         676.3         668.7         646.5         642.2
                                                  ------------ ------------  ------------  ------------  ------------  ------------
Income (Loss) from Continuing Operations
  Before Income Taxes and Minority Interest               2.1        (81.1)         22.3          46.5          27.3          24.7
Applicable Income Taxes (Benefit)                        (2.4)       (34.2)          5.8          12.3           7.3           6.7
                                                  ------------ ------------  ------------  ------------  ------------  ------------
Income (Loss) from Continuing Operations before
  Minority Interest                                       4.5        (46.9)         16.5          34.2          20.0          18.0
Minority Interest in Net Income of Subsidiaries          (2.8)        (2.3)         (2.9)         (4.4)         (3.7)         (3.4)
                                                  ------------ ------------  ------------  ------------  ------------  ------------
Income (Loss) from Continuing Operations                  1.7        (49.2)         13.6          29.8          16.3          14.6
Income (Loss) from Discontinued Operations                (.4)         (.4)          (.4)          (.9)           .3           (.2)
                                                  ------------ ------------  ------------  ------------  ------------  ------------
Net Income (Loss)                                  $      1.3   $    (49.6)   $     13.2    $     28.9    $     16.6    $     14.4
                                                  ============ ============  ============  ============  ============  ============

(1)  Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING SECOND QUARTER 2004 INCOME STATEMENT
Second Quarter 2004 (unaudited)
($ in millions)

                                                                                                                 Exclusions from
Year-to-Date June 30, 2004                                  Operating Segments           Other Segments           Segment Income
                                                        -------------------------  -------------------------  ----------------------
                                                                                                               Realized
                                                           Life &       Asset        Venture      Corporate   Investment
                                          Consolidated    Annuity     Management     Capital       & Other      Losses      Other
                                          ------------  -----------  ------------  ------------  -----------  ----------  ---------
REVENUES
Premiums                                   $    470.9    $   470.9
Insurance and Investment Product Fees           314.6        176.0    $    136.4                  $     6.0                $  (2.2)
Net Investment Income                           537.1        492.1            .3    $     16.0         23.0                    4.1
Net Realized Investment Losses                   18.1                                                          $   18.1
                                          ------------  -----------  ------------  ------------  -----------  ----------  ---------
      Total Revenues                          1,340.7      1,139.0         136.7          16.0         29.0        18.1        1.9
                                          ------------  -----------  ------------  ------------  -----------  ----------  ---------

BENEFITS AND EXPENSES
Policy Benefits and Increase
  in Policy Liabilities                         686.9        682.2                                      4.7
Policyholder Dividends                          211.2        203.9                                                  7.3
Policy Acquisition Cost Amortization             45.7         46.5                                                  (.8)
Intangible Asset Amortization                    16.6                       16.6
Intangible Asset Impairments
Interest Expense on Indebtedness                 19.7                                                  19.7
Interest Expense on Non-recourse
  Collateralized Obligations                     16.4                                                  16.4
Other Operating Expenses                        292.2        146.8         112.8                       16.9                   15.7
                                          ------------  -----------  ------------  ------------  -----------  ----------  ---------
      Total Expenses                          1,288.7      1,079.4         129.4            .0         57.7         6.5       15.7
                                          ------------  -----------  ------------  ------------  -----------  ----------  ---------
Income (Loss) from Continuing Operations
  Before Income Taxes and Minority
  Interest                                       52.0         59.6           7.3          16.0        (28.7)       11.6      (13.8)
Applicable Income Taxes (Benefit)                14.0         17.4            .5           5.6        (10.5)        5.9       (4.9)
                                          ------------  -----------  ------------  ------------  -----------  ----------  ---------
Income (Loss) from Continuing Operations
  before Minority Interest                       38.0         42.2           6.8          10.4        (18.2)        5.7       (8.9)
Minority Interest in Net Income of
  Subsidiaries                                   (7.1)                      (7.1)
                                          ------------  -----------  ------------  ------------  -----------  ----------  ---------

Income (Loss) from Continuing Operations   $     30.9    $    42.2    $      (.3)   $     10.4    $   (18.2)   $    5.7    $  (8.9)
                                          ============  ===========  ============  ============  ===========  ==========  =========

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Second Quarter 2004 (unaudited)
($ in millions, except par value)

                                                                                              December 31,
                                                     June       --------------------------------------------------------------------
                                                     2004             2003               2002            2001              2000
                                               --------------   --------------     --------------   --------------   ---------------
ASSETS:
Available-for-Sale Debt Securities,
  at fair value                                 $   12,944.9     $    13,273.0     $    11,889.5     $     9,774.1    $     6,022.3
Held-to-Maturity Debt Securities                                                                                            2,109.6
Equity Securities, at fair value                       319.3             312.0             385.9             287.7            335.5
Mortgage Loans, at unpaid
  principal balances                                   256.4             284.1             468.8             535.8            593.4
Policy Loans, at unpaid principal
  balances                                           2,238.7           2,227.8           2,195.9           2,172.2          2,105.2
Venture Capital Partnerships,
  at equity in net assets                              249.3             234.9             228.6             291.7            467.3
Affiliate Equity and Debt Securities,
  at cost plus equity in undistributed
  earnings                                              47.7              47.5             134.7             150.6            103.0
Other Investments                                      399.5             402.0             398.9             376.0            313.6
                                               --------------   ---------------   ---------------   ---------------  ---------------
                                                    16,455.8          16,781.3          15,702.3          13,588.1         12,049.9
Available-for-Sale Investments Pledged
  as Collateral, at fair value                       1,275.4           1,350.0           1,358.7             550.6
                                               --------------   ---------------   ---------------   ---------------  ---------------
       Total Investments                            17,731.2          18,131.3          17,061.0          14,138.7         12,049.9
Cash and Cash Equivalents                              623.7             447.9           1,110.5             823.3            717.6
Deferred Policy Acquisition Costs                    1,465.2           1,367.7           1,234.1           1,123.7          1,019.0
Goodwill and other intangible assets                   741.1             755.0             747.7             858.6            582.6
Other General Account Assets                           702.2             774.1             711.4             566.1            567.8
Separate Account Assets                              6,526.4           6,083.2           4,371.2           5,025.2          5,376.6
                                               --------------   ---------------   ---------------   ---------------  ---------------
       Total Assets                                 27,789.8          27,559.2          25,235.9          22,535.6         20,313.5
                                               ==============   ===============   ===============   ===============  ===============

LIABILITIES:
Policy Liabilities and Accruals                     13,069.4          13,088.6          12,680.0          11,846.4         11,372.6
Policyholder Deposit Funds                           3,542.2           3,642.7           3,395.7           1,515.2            678.4
Indebtedness                                           661.2             639.0             644.3             599.3            425.1
Stock Purchase Contracts                               138.3             128.8             137.6
Other General Account Liabilities                      505.6             557.1             570.8             614.1            619.9
Non-recourse Collateralized Debt Obligation
  Liabilities                                        1,424.9           1,472.0           1,609.5             632.7
Separate Account Liabilities                         6,526.4           6,083.2           4,371.2           5,020.1          5,376.6
                                               --------------   ---------------   ---------------   ---------------  ---------------
       Total Liabilities and minority
         interest                                   25,868.0          25,611.4          23,409.1          20,227.8         18,472.6
                                               --------------   ---------------   ---------------   ---------------  ---------------


STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion
  shares authorized; 94,674,000 shares
  outstanding (June 30, 2004)                            1.0               1.0               1.0               1.0
Additional paid in capital                           2,429.5           2,428.8           2,424.4           2,413.3
Deferred Compensation on Restricted Stock Units         (3.2)             (3.6)
Accumulated Earnings (Deficit)                        (336.9)           (352.7)           (331.4)            (43.3)         1,820.7
Treasury stock, at cost: 11,702,704 shares
  (June 30, 2004)                                     (185.5)           (189.4)           (195.7)            (66.0)
Accumulated Other Comprehensive Income (Loss)           16.9              63.7             (71.5)              2.8             20.2
                                               --------------   ---------------   ---------------   ---------------  ---------------
       Total Stockholders' Equity                    1,921.8           1,947.8           1,826.8           2,307.8          1,840.9
                                               --------------   ---------------   ---------------   ---------------  ---------------
       Total Liabilities, Minority Interest
         and Stockholders' Equity               $   27,789.8     $    27,559.2     $    25,235.9     $    22,535.6    $    20,313.5
                                               ===============  ================  ================  ===============  ===============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
Second Quarter 2004 (unaudited)
($ in millions)

                                        Total Debt Securities           Public Debt Securities           Private Debt Securities
                                     06/30/2004      12/31/2003       06/30/2004      12/31/2003       06/30/2004       12/31/2003
                                   --------------  --------------  ---------------  --------------   --------------    ------------
DEBT SECURITIES BY CREDIT QUALITY
  (CARRYING VALUE)

AAA/AA/A                            $   8,402.8    $    8,821.2     $    6,931.1     $    7,442.1     $    1,471.7      $   1,379.1
BBB                                     3,471.4         3,350.8          2,266.0          2,160.6          1,205.4          1,190.2
                                   -------------  --------------   --------------   --------------   --------------    ------------
       Total Investment Grade          11,874.2        12,172.0          9,197.1          9,602.7          2,677.1          2,569.3
BB                                        802.3           764.9            683.3            635.5            118.7            129.4
B                                         187.2           218.9            136.6            157.8             50.6             61.1
CCC and Lower                              65.1            94.6             35.2             53.7             29.9             40.9
In or Near Default                         16.1            22.6             12.5             19.0              3.6              3.6
                                   -------------  --------------   --------------   --------------   --------------    ------------
       Total Debt Securities        $  12,944.9    $   13,273.0     $   10,064.7     $   10,468.7     $    2,879.9      $   2,804.3
                                   =============  ==============   ==============   ==============   ==============    ============

% Below Investment Grade                    8.3%            8.3%             8.6%             8.3%             7.0%             8.4%

-----------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON
  DEBT AND EQUITY SECURITIES
As of June 30, 2004                            Total                      Outside Closed Block                 Closed Block
                                   ------------------------------   -------------------------------  ------------------------------
                                       Gains           Losses            Gains           Losses          Gains            Losses
                                   -------------  --------------   --------------   --------------   --------------    ------------
Total Debt Securities               $     510.5    $     (171.4)    $      150.1     $      (86.9)    $      360.4      $     (84.5)
Equity Securities                         102.4            (3.0)            94.3             (2.3)             8.1             (0.7)
                                   -------------  --------------   --------------   --------------   --------------    ------------
Total Unrealized Gains (Losses)           612.9          (174.4)           244.4            (89.2)           368.5            (85.2)
                                   -------------  --------------   --------------   --------------   --------------    ------------

Applicable Policyholder Dividend
  Obligation                              368.5           (85.2)                                            368.5             (85.2)
Applicable Deferred Acquisition
  Cost (Credit)                            71.7           (34.0)            71.7            (34.0)
Applicable Deferred Income Tax
  (Benefit)                                60.5           (19.3)            60.5            (19.3)
                                   -------------  --------------   --------------   --------------   --------------    ------------
Total Offsets to Net Unrealized
  Gains (Losses)                          500.7          (138.5)           132.2            (53.3)           368.5            (85.2)
                                   -------------  --------------   --------------   --------------   --------------    ------------
Net Unrealized Gains (Losses)       $     112.2    $      (35.9)    $      112.2     $      (35.9)    $          -      $         -
                                   =============  ==============   ==============   ==============   ==============    ============
                                    $      76.3                     $       76.3                      $          -
                                   =============                   ==============                    ==============


(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Second Quarter 2004 (Quarters unaudited)
($ in millions)

Quarters ended                                                  2003                                             2004
                                 ----------------------------------------------------------------   -------------------------------
                                      March            June           September       December           March            June
                                 --------------   --------------   --------------  --------------   --------------   --------------

GAAP NET INVESTMENT INCOME
Debt Securities                   $      187.1     $      199.1     $      184.0    $      195.3     $      191.7     $     191.8
Equity Securities                          3.6               .9               .9             1.5               .4             1.6
Mortgages                                 12.1              7.3              7.0             6.2              5.9             5.4
Policy Loans                              42.6             42.6             42.2            44.3             42.2            41.7
Venture Capital                           28.9              6.5             10.2             3.5             17.6             1.8
Cash & Cash Equivalents                    3.1              1.4              1.4             1.1               .7             1.0
Other *                                    4.5              8.6             11.0             8.1             12.4             8.7
                                 --------------   --------------   --------------  --------------   --------------   -------------
Total Cash and Invested Assets           281.9            266.4            256.7           260.0            270.9           252.0
                                 --------------   --------------   --------------  --------------   --------------   -------------

Investment Expenses                        3.0              2.7              2.6             2.0              2.8             1.9
                                 --------------   --------------   --------------  --------------   --------------   -------------
Total Net Investment Income       $      278.9     $      263.7     $      254.1    $      258.0     $      268.1     $     250.1
                                 ==============   ==============   ==============  ==============   ==============   =============

ANNUALIZED YIELDS
Debt Securities                            6.2%             6.1%             5.8%            6.1%             5.9%            5.9%
Equity Securities                          1.4%             1.0%             1.0%            1.8%             0.5%            2.0%
Mortgages                                  9.1%             8.0%             8.6%            8.4%             8.9%            8.5%
Policy Loans                               8.1%             8.0%             7.9%            8.3%             7.9%            7.7%
Venture Capital                           67.9%            11.9%            18.7%            6.1%            34.0%            2.9%
Cash & Cash Equivalents                    1.5%             0.9%             0.9%            0.9%             0.7%            0.9%
Other *                                    3.4%             7.0%            10.3%            6.1%            14.0%            7.7%
                                 --------------   --------------   --------------  --------------   --------------   -------------
Total Cash and Invested Assets             6.7%             6.2%             6.1%            6.2%             6.5%            6.0%
                                 --------------   --------------   --------------  --------------   --------------   -------------

Investment Expenses                        0.1%             0.1%             0.1%            0.0%             0.1%            0.1%
                                 --------------   --------------   --------------  --------------   --------------   -------------
Total Net Investment Income                6.7%             6.1%             6.0%            6.2%             6.4%            5.9%
                                 ==============   ==============   ==============  ==============   ==============   =============


*  Includes real estate, affiliates, and other invested assets.
(1) Excludes investment income on debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Second Quarter 2004 (unaudited)
($ in millions)


                                            YTD June                                        December 31,
                                 -------------------------------   -----------------------------------------------------------------
                                      2004             2003             2003            2002             2001             2000
                                 --------------  ---------------   --------------  --------------   -------------   ---------------

REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments         $      (4.0)    $      (45.4)    $      (76.1)    $    (114.3)    $       (46.1)    $       (7.5)
Equity Security Impairments                               (1.1)            (4.3)           (9.8)
Affiliated Equity Securities                             (96.9)           (96.9)
Venture Capital Partnerships
  Impairments                                             (4.6)            (4.6)           (5.1)
Mortgage Loan Impairments                                 (3.2)            (4.1)            (.6)             (6.1)            (1.8)
Real Estate Impairments                                     .0             (6.6)                                              (6.1)
Debt and Equity Securities
  Pledged as Collateral
  Impairments                            (8.3)            (5.0)            (8.3)          (34.9)            (39.0)
Other Invested Asset Impairments         (3.3)            (6.7)            (9.9)          (22.0)             (3.7)
                                 -------------   --------------   --------------   -------------   ---------------   --------------
       Total Impairment Losses          (15.6)          (162.9)          (210.8)         (186.7)            (94.9)           (15.4)
                                 -------------   --------------   --------------   -------------   ---------------   --------------
Debt Security Net Transaction
  Gains (Losses)                         13.1             46.5             64.7            48.4              21.7            (46.9)
Equity Security Net Transaction
  Gains (Losses)                         12.9              5.2             47.2             2.1              (8.8)           146.8
Venture Capital Net Investment
  Gains (Losses)                                          (9.7)            (9.7)
Mortgage Loan Net Transaction
  Gains (Losses)                           .2              (.8)            (1.3)             .2               7.1              4.8
Real Estate Net Transaction
  Gains (Losses)                          (.6)              .1              (.2)            4.0              (2.5)             1.8
Other Invested Asset Net
  Transactions Gains (Losses)             8.1              2.7              9.6            (1.9)             (7.5)            (1.9)
                                 -------------   --------------   --------------   -------------   ---------------   --------------
Total Net Transactions Gains             33.7             44.0            110.3            52.8              10.0            104.6
                                 -------------   --------------   --------------   -------------   ---------------   --------------
Net Realized Investment Gains
  (Losses)                               18.1           (118.9)          (100.5)         (133.9)            (84.9)            89.2
                                 =============   ==============   ==============   =============   ===============   ==============

Closed Block Applicable PDO
  (Reduction)                             7.3             (1.0)            (5.9)          (40.3)            (15.4)
Applicable Deferred Acquisition
  Costs (Credit)                          (.8)             1.7             (4.1)           (7.2)             10.5            (10.7)
Applicable Deferred Income Tax
  (Credit)                                5.8            (46.0)           (36.3)          (20.8)            (24.5)            32.9
                                 -------------   --------------   --------------   -------------   ---------------   --------------
Net Realized Investment Gains
  (Losses) Included in Net
   Income                         $       5.8     $      (73.6)    $      (54.2)    $     (65.6)    $       (55.5)    $       67.0
                                 =============   ==============   ==============   =============   ===============   ==============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Second Quarter 2004 (unaudited)
($ in millions)

                                                               2003                                              2004
                                 ----------------------------------------------------------------   -------------------------------
Quarter ended                         March           June           September         December          March            June
                                 -------------   --------------   ---------------   -------------   --------------  ---------------

REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments         $      (25.6)    $      (19.8)    $      (13.5)    $      (20.3)    $      (2.8)   $         (1.2)
Equity Security Impairments                                (1.1)            (3.2)
Affiliated Equity Securities                              (96.9)
Venture Capital Partnerships
  Impairments                             (4.3)             (.3)
Mortgage Loan Impairments                  (.4)            (2.8)             (.9)
Real Estate Impairments                                                      (.4)            (6.2)
Debt and Equity Securities
  Pledged as Collateral
  Impairments                             (4.9)             (.1)            (2.3)            (1.0)            (4.7)            (3.6)
Other Invested Asset Impairments          (5.7)            (1.0)                                              (3.3)
                                 --------------   --------------   --------------   --------------   --------------   --------------
       Total Impairment Losses           (40.9)          (122.0)           (20.3)           (27.5)           (10.8)            (4.8)
                                 --------------   --------------   --------------   --------------   --------------   --------------
Debt Security Net Transaction
  Gains (Losses)                          41.3              5.2             11.1              7.1              7.0              6.1
Equity Security Net Transaction
  Gains (Losses)                          (2.2)             7.4              4.9             37.1              2.2             10.7
Venture Capital Net Investment
  Gains (Losses)                          (9.5)             (.2)
Mortgage Loan Net Transaction
  Gains (Losses)                           (.4)             (.4)             (.6)              .1               .2
Real Estate Net Transaction Gains
  (Losses)                                  .5              (.4)                              (.3)                              (.6)
Other Invested Asset Net
  Transactions Gains (Losses)             (2.9)             5.6              1.7              5.2              3.9              4.2
                                 --------------   --------------   --------------   --------------   --------------   --------------
Total Net Transactions Gains              26.8             17.2             17.1             49.2             13.3             20.4
                                 --------------   --------------   --------------   --------------   --------------   --------------
Net Realized Investment Gains
  (Losses)                               (14.1)          (104.8)            (3.2)            21.7              2.5             15.6
                                 ==============   ==============   ==============   ==============   ==============   ==============

Closed Block Applicable PDO
  (Reduction)                              8.5             (9.5)            (3.5)            (1.4)              .1              7.2
Applicable Deferred Acquisition
  Costs (Credit)                            .4              1.3             (2.8)            (3.0)              .4             (1.2)
Applicable Deferred Income Tax
  (Credit)                                (8.8)           (37.2)             1.3              8.4              1.2              4.6
                                 --------------   --------------   --------------   --------------   --------------   --------------
Net Realized Investment Gains
  (Losses) Included in Net Income $      (14.2)    $      (59.4)    $        1.8     $       17.7     $         .8     $        5.0
                                 ==============   ==============   ==============   ==============   ==============   ==============